BORROWINGS	6 Months Ended
Jun. 30, 2022
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
a) Corporate Borrowings
Brookfield Infrastructure has a $2.1 billion senior unsecured revolving credit facility used for general working capital purposes including acquisitions. The $2.1 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 29, 2027. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on LIBOR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at June 30, 2022, draws on the credit facility were $508 million (2021: nil) and $15 million of letters of credit were issued (2021: $12 million).

	Maturity(2)	Annual Rate(2)	Currency	As of
				June 30, 2022	December 31, 2021
Corporate revolving credit facility	June 29, 2027	LIBOR plus 1.2%	US$	$508	$—
Commercial paper	July 18, 2022	1.9%	US$	267	431

Non-current:
Medium-term notes(1):
Public - Canadian	February 22, 2024	3.3%	C$	233	237
Public - Canadian	February 22, 2024	3.3%	C$	311	317
Public - Canadian	September 11, 2028	4.2%	C$	544	554
Public - Canadian	October 9, 2029	3.4%	C$	544	554
Public - Canadian	September 1, 2032	2.9%	C$	388	396
Public - Canadian	April 25, 2034	5.4%	C$	311	—
Public - Canadian	April 25, 2052	5.8%	C$	155	—
Subordinated notes(1):
Public - U.S.	May 24, 2081	5.0%	US$	250	250
				3,511	2,739
Deferred financing costs and other				(22)	(20)
Total				$3,489	$2,719
1.Refer to Note 13, Subsidiary Public Issuers, for further details.
2.Maturity and annual rate associated with our commercial paper program represents a weighted average of all outstanding obligations as of June 30, 2022.
Brookfield Infrastructure has entered into a $1 billion revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for eight consecutive one-year terms, which would result in the facility ultimately maturing in February 2027. Brookfield has the option to terminate the agreement prior to April 14 each year by providing Brookfield Infrastructure with a written notice. Loans under this facility accrued interest on LIBOR plus 1.8% and no commitment fees were incurred for any undrawn balance. As of June 30, 2022, there were $nil (2021: $nil) borrowings outstanding.
On April 21, 2022, Brookfield Infrastructure Finance ULC issued C$600 million of medium-term notes in two tranches: C$400 million maturing on April 25, 2034 with a coupon of 5.439% per annum and C$200 million maturing on April 25, 2052 with a coupon of 5.789% per annum, and $3 million of debt issuance costs were incurred.
On May 24, 2021, Brookfield Infrastructure Finance ULC issued $250 million of subordinated notes maturing May 24, 2081, with a coupon of 5.0% and $6 million of debt issuance costs were incurred.
On February 24, 2021, Brookfield Infrastructure established a U.S. commercial paper program under which a subsidiary of our partnership may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding at any time of $500 million. Proceeds from the commercial paper issuances are supplemented by our corporate credit facilities. As of June 30, 2022, there were $267 million of borrowing outstanding (2021: $431 million).
The increase in corporate borrowings during the six-month period ended June 30, 2022 is attributable to draws on our corporate credit facility of $508 million and the issuance of $474 million of medium-term notes. This increase was partially offset by $164 million of net repayment on our commercial paper program and the impact of a weaker Canadian dollar relative to the U.S. dollar.
b) Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2022	December 31, 2021
Current	$3,506	$2,701
Non-current	23,393	23,833
Total	$26,899	$26,534
Non-recourse borrowings increased as compared to December 31, 2021 due to net borrowings of $1.4 billion, partially offset by $0.4 billion of borrowings reclassified to held for sale and the impact of foreign exchange.